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[LOGO]                                                               (g)(3)(i)

August 20, 2007

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25/th/ Floor
New York, NY 10286

Dear Ms. Milner:

   Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Focus 5 Portfolio, a newly established series of ING Investors Trust, effective August 20, 2007, and ING International High Dividend Equity Income Fund, a newly established registrant (the "Funds"), effective August 28, 2007, to be included on the Amended Exhibit A to the Agreements as shown. This Amended Exhibit A supersedes the previous Amended Exhibit A dated May 11, 2007.

   The Amended Exhibit A has also been updated 1) to reflect the name change of ING Principal Protection Fund III to ING Index Plus LargeCap Equity Fund III and 2) by the removal of ING MidCap Value Fund and ING SmallCap Value Fund as these funds recently merged into other funds.

   Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                                  Sincerely,

                                                  /s/ Todd Modic
                                                  ------------------------------
                                                  Todd Modic
                                                  Senior Vice President
                                                  ING International High
                                                  Dividend Equity Income Fund
                                                  ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Bruce L. Baumann
       --------------------------
Name:  Bruce L. Baumann
Title: Vice President, Duly
       Authorized

7337 E. Doubletree Ranch Rd. Tel: 480-477-3000 ING International High Dividend Equity
Scottsdale, AZ 85258-2034    Fax: 480-477-2700                            Income Fund
                             www.ingfunds.com                     ING Investors Trust

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                               AMENDED EXHIBIT A

Fund                                               Effective Date
----                                              -----------------
ING Asia Pacific High Dividend Equity Income Fund  March 27, 2007
ING Corporate Leaders Trust Fund
   ING Corporate Leaders Trust - Series A           May 17, 2004
   ING Corporate Leaders Trust - Series B           May 17, 2004
ING Equity Trust
   ING Financial Services Fund                      June 9, 2003
   ING Fundamental Research Fund                  December 28, 2005
   ING Index Plus LargeCap Equity Fund              June 2, 2003
   ING Index Plus LargeCap Equity Fund II           June 2, 2003
   ING Index Plus LargeCap Equity Fund III          June 2, 2003
   ING LargeCap Growth Fund                         June 9, 2003
   ING LargeCap Value Fund                        February 1, 2004
   ING MidCap Opportunities Fund                    June 9, 2003
   ING Opportunistic LargeCap Fund                December 28, 2005
   ING Principal Protection Fund IV                 June 2, 2003
   ING Principal Protection Fund V                  June 2, 2003
   ING Principal Protection Fund VI                 June 2, 2003
   ING Principal Protection Fund VII                 May 1, 2003
   ING Principal Protection Fund VIII              October 1, 2003
   ING Principal Protection Fund IX               February 2, 2004
   ING Principal Protection Fund X                   May 3, 2004
   ING Principal Protection Fund XI                August 16, 2004
   ING Principal Protection Fund XII              November 15, 2004
   ING Real Estate Fund                             June 9, 2003
   ING SmallCap Opportunities Fund                  June 9, 2003
   ING SmallCap Value Choice Fund                 February 1, 2005
   ING Value Choice Fund                          February 1, 2005
ING Funds Trust
   ING Classic Money Market Fund                    April 7, 2003
   ING GNMA Income Fund                             April 7, 2003
   ING High Yield Bond Fund                         April 7, 2003
   ING Institutional Prime Money Market Fund        July 29, 2005
   ING Intermediate Bond Fund                       April 7, 2003
   ING National Tax-Exempt Bond Fund                April 7, 2003
ING GET Fund
   ING GET Fund - Series Q                          July 14, 2003
   ING GET Fund - Series R                          July 14, 2003
   ING GET Fund - Series S                          July 14, 2003

   ING GET Fund - Series T                                July 14, 2003
   ING GET Fund - Series U                                July 14, 2003
   ING GET Fund - Series V                               March 13, 2003
ING Global Equity Dividend and Premium Opportunity Fund  March 28, 2005
ING Global Advantage and Premium Opportunity Fund       October 27, 2005
ING International High Dividend Equity Income Fund       August 28, 2007
ING Investment Funds, Inc.
   ING MagnaCap Fund                                      June 9, 2003
ING Investors Trust
   ING AllianceBernstein Mid Cap Growth Portfolio        January 6, 2003
   ING American Funds Growth Portfolio                  September 2, 2003
   ING American Funds Growth-Income Portfolio           September 2, 2003
   ING American Funds International Portfolio           September 2, 2003
   ING BlackRock Large Cap Growth Portfolio              January 6, 2003
   ING BlackRock Large Cap Value Portfolio               January 6, 2003
   ING BlackRock Inflation Protected Bond Portfolio      April 30, 2007
   ING Capital Guardian U.S. Equities Portfolio         January 13, 2003
   ING Disciplined Small Cap Value Portfolio             April 28, 2006
   ING EquitiesPlus Portfolio                            April 28, 2006
   ING Evergreen Health Sciences Portfolio                 May 3, 2004
   ING Evergreen Omega Portfolio                           May 3, 2004
   ING FMR/SM /Diversified Mid Cap Portfolio             January 6, 2003
   ING FMR/SM/ Large Cap Growth Portfolio                April 29, 2005
   ING FMR/SM/ Mid Cap Growth Portfolio                 January 13, 2003
   ING Focus 5 Portfolio                                 August 20, 2007
   ING Franklin Income Portfolio                         April 28, 2006
   ING Franklin Mutual Shares Portfolio                  April 30, 2007
   ING Franklin Templeton Founding Strategy              April 30, 2007
   ING Global Real Estate Portfolio                      January 3, 2006
   ING Global Resources Portfolio                       January 13, 2003
   ING Global Technology Portfolio                       January 6, 2003
   ING International Growth Opportunities Portfolio     January 13, 2003
   ING Janus Contrarian Portfolio                       January 13, 2003
   ING JPMorgan Emerging Markets Equity Portfolio       January 13, 2003
   ING JPMorgan Small Cap Core Equity Portfolio         January 13, 2003
   ING JPMorgan Value Opportunities Portfolio            April 29, 2005
   ING Julius Baer Foreign Portfolio                    January 13, 2003
   ING Legg Mason Value Portfolio                       January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio               May 1, 2004
   ING LifeStyle Growth Portfolio                          May 1, 2004
   ING LifeStyle Moderate Growth Portfolio                 May 1, 2004

   ING LifeStyle Moderate Portfolio                      May 1, 2004
   ING Limited Maturity Bond Portfolio                 January 6, 2003
   ING Liquid Assets Portfolio                         January 6, 2003
   ING Lord Abbett Affiliated Portfolio                January 6, 2003
   ING MarketPro Portfolio                             August 1, 2005
   ING MarketStyle Growth Portfolio                    August 1, 2005
   ING MarketStyle Moderate Growth Portfolio           August 1, 2005
   ING MarketStyle Moderate Portfolio                  August 1, 2005
   ING Marsico Growth Portfolio                       January 13, 2003
   ING Marsico International Opportunities Portfolio   April 29, 2005
   ING MFS Total Return Portfolio                     January 13, 2003
   ING MFS Utilities Portfolio                         April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)           January 13, 2003
   ING PIMCO Core Bond Portfolio                      January 13, 2003
   ING PIMCO High Yield Portfolio                     November 5, 2003
   ING Pioneer Equity Income Portfolio                       TBD
   ING Pioneer Fund Portfolio                          April 29, 2005
   ING Pioneer Mid Cap Value Portfolio                 April 29, 2005
   ING Stock Index Portfolio                          November 5, 2003
   ING T. Rowe Price Capital Appreciation Portfolio   January 13, 2003
   ING T. Rowe Price Equity Income Portfolio          January 13, 2003
   ING Templeton Global Growth Portfolio              January 13, 2003
   ING UBS U.S. Allocation Portfolio                   January 6, 2003
   ING Van Kampen Capital Growth Portfolio            January 13, 2003
   ING Van Kampen Global Franchise Portfolio          January 13, 2003
   ING Van Kampen Growth and Income Portfolio         January 13, 2003
   ING Van Kampen Real Estate Portfolio               January 13, 2003
   ING VP Index Plus International Equity Portfolio     July 29, 2005
   ING Wells Fargo Disciplined Value Portfolio         January 6, 2003
   ING Wells Fargo Small Cap Disciplined Portfolio    November 30, 2005
ING Mayflower Trust
   ING International Value Fund                       November 3, 2003
ING Mutual Funds
   ING Disciplined International SmallCap Fund        December 20, 2006
   ING Diversified International Fund                 December 7, 2005
   ING Emerging Countries Fund                        November 3, 2003
   ING Emerging Markets Fixed Income Fund             December 7, 2005
   ING Foreign Fund                                     July 1, 2003
   ING Global Bond Fund                                 June 19, 2006
   ING Global Equity Dividend Fund                    September 2, 2003
   ING Global Natural Resources Fund                  November 3, 2003
   ING Global Real Estate Fund                        November 3, 2003
   ING Global Value Choice Fund                       November 3, 2003
   ING Greater China Fund                             December 7, 2005

   ING Index Plus International Equity Fund                December 7, 2005
   ING International Capital Appreciation Fund             December 7, 2005
   ING International Equity Dividend Fund                         TBD
   ING International Fund                                  November 3, 2003
   ING International Real Estate Fund                      February 28, 2006
   ING International SmallCap Fund                         November 3, 2003
   ING International Value Choice Fund                     February 1, 2005
   ING International Value Opportunities Fund              February 28, 2007
   ING Russia Fund                                         November 3, 2003
ING Partners, Inc.
   ING American Century Large Company Value Portfolio      January 10, 2005
   ING American Century Small-Mid Cap Value Portfolio      January 10, 2005
   ING Baron Asset Portfolio                               December 7, 2005
   ING Baron Small Cap Growth Portfolio                    January 10, 2005
   ING Columbia Small Cap Value II Portfolio                April 28, 2006
   ING Davis Venture Value Portfolio                       January 10, 2005
   ING Fidelity(R) VIP Contrafund(R) Portfolio             November 15, 2004
   ING Fidelity(R) VIP Equity-Income Portfolio             November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio                    November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio                   November 15, 2004
   ING Fundamental Research Portfolio                      January 10, 2005
   ING JPMorgan International Portfolio                    January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio                    January 10, 2005
   ING Legg Mason Partners Aggressive Growth Portfolio     January 10, 2005
   ING Legg Mason Partners Large Cap Growth Portfolio      January 10, 2005
   ING Lord Abbett U.S. Government Securities Portfolio    December 7, 2005
   ING Neuberger Berman Partners Portfolio                 December 7, 2005
   ING Neuberger Berman Regency Portfolio                  December 7, 2005
   ING OpCap Balanced Value Portfolio                      January 10, 2005
   ING Oppenheimer Global Portfolio                        January 10, 2005
   ING Oppenheimer Strategic Income Portfolio              January 10, 2005
   ING PIMCO Total Return Portfolio                        January 10, 2005
   ING Pioneer High Yield Portfolio                        December 7, 2005
   ING Solution 2015 Portfolio                              April 29, 2005
   ING Solution 2025 Portfolio                              April 29, 2005
   ING Solution 2035 Portfolio                              April 29, 2005
   ING Solution 2045 Portfolio                              April 29, 2005
   ING Solution Growth and Income Portfolio                       TBD
   ING Solution Growth Portfolio                                  TBD
   ING Solution Income Portfolio                            April 29, 2005
   ING T. Rowe Price Diversified Mid Cap Growth Portfolio  January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio               January 10, 2005
   ING Templeton Foreign Equity Portfolio                  November 30, 2005
   ING Thornburg Value Portfolio                           January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio                 January 10, 2005

   ING UBS U.S. Small Cap Growth Portfolio               April 28, 2006
   ING Van Kampen Comstock Portfolio                    January 10, 2005
   ING Van Kampen Equity and Income Portfolio           January 10, 2005
ING Risk Managed Natural Resources Fund                 October 24, 2006
ING Series Fund, Inc.
   Brokerage Cash Reserves                                June 2, 2003
   ING 130/30 Fundamental Research Fund                  April 28, 2006
   ING Balanced Fund                                      June 2, 2003
   ING Global Science and Technology Fund                 June 2, 2003
   ING Growth and Income Fund                             June 9, 2003
   ING Growth Fund                                        June 9, 2003
   ING Index Plus LargeCap Fund                           June 9, 2003
   ING Index Plus MidCap Fund                             June 9, 2003
   ING Index Plus SmallCap Fund                           June 9, 2003
   ING International Growth Fund                        November 3, 2003
   ING Money Market Fund                                  June 2, 2003
   ING Small Company Fund                                 June 9, 2003
   ING Strategic Allocation Conservative Fund             June 2, 2003
   ING Strategic Allocation Growth Fund                   June 2, 2003
   ING Strategic Allocation Moderate Fund                 June 2, 2003
ING Separate Portfolios Trust
   ING SPorts Core Fixed Income Fund                          TBD
   ING SPorts Core Plus Fixed Income Fund                     TBD
ING Strategic Allocation Portfolios, Inc.
   ING VP Strategic Allocation Conservative Portfolio     July 7, 2003
   ING VP Strategic Allocation Growth Portfolio           July 7, 2003
   ING VP Strategic Allocation Moderate Portfolio         July 7, 2003
ING Variable Funds
   ING VP Growth and Income Portfolio                     July 7, 2003
ING Variable Insurance Trust
   ING GET U.S. Core Portfolio - Series 1                June 13, 2003
   ING GET U.S. Core Portfolio - Series 2              September 12, 2003
   ING GET U.S. Core Portfolio - Series 3              December 12, 2003
   ING GET U.S. Core Portfolio - Series 4                March 12, 2004
   ING GET U.S. Core Portfolio - Series 5                June 11, 2004
   ING GET U.S. Core Portfolio - Series 6              September 10, 2004
   ING GET U.S. Core Portfolio - Series 7              December 10, 2004
   ING GET U.S. Core Portfolio - Series 8                March 9, 2005
   ING GET U.S. Core Portfolio - Series 9                 June 8, 2005
   ING GET U.S. Core Portfolio - Series 10             September 7, 2005

   ING GET U.S. Core Portfolio - Series 11         December 6, 2005
   ING GET U.S. Core Portfolio - Series 12           March 2, 2006
   ING GET U.S. Core Portfolio - Series 13           June 22, 2006
   ING GET U.S. Core Portfolio - Series 14         December 21, 2006
   ING VP Global Equity Dividend Portfolio         November 3, 2003
ING Variable Portfolios, Inc.
   ING VP Global Science and Technology Portfolio    July 7, 2003
   ING VP Growth Portfolio                           July 7, 2003
   ING VP Index Plus LargeCap Portfolio              July 7, 2003
   ING VP Index Plus MidCap Portfolio                July 7, 2003
   ING VP Index Plus SmallCap Portfolio              July 7, 2003
   ING VP International Equity Portfolio           November 3, 2003
   ING VP Small Company Portfolio                    July 7, 2003
   ING VP Value Opportunity Portfolio                July 7, 2003
ING Variable Products Trust
   ING VP Financial Services Portfolio                May 1, 2004
   ING VP High Yield Bond Portfolio                 October 6, 2003
   ING VP International Value Portfolio            November 3, 2003
   ING VP MidCap Opportunities Portfolio            October 6, 2003
   ING VP Real Estate Portfolio                       May 1, 2004
   ING VP SmallCap Opportunities Portfolio          October 6, 2003
ING VP Balanced Portfolio, Inc.                      July 7, 2003
ING VP Intermediate Bond Portfolio                   July 7, 2003
ING VP Money Market Portfolio                        July 7, 2003